NextPlay Technologies, Inc. 8-K

Exhibit 99.1

Corporate Presentation July 2021 NASDAQ: NXTP Reinhardt Interactive TV The Next Global Technology Play

The Next Global Technology Play Nasdaq: NXTP This presentation includes “forward - looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Forward - looking statements give our current expectations, opinions, belief or forecasts of future events and performance . A statement identified by the use of forward - looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward - looking statements . Although the Company believes that the expectations reflected in such forward - looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release . Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern ; the fact that the COVID - 19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity ; amounts owed to us by third parties which may not be paid timely, if at all ; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith ; the fact that we have significant indebtedness, which could adversely affect our business and financial condition ; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners ; the officers and directors of the Company have the ability to exercise significant influence over the Company ; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock ; if we are unable to adapt to changes in technology, our business could be harmed ; if we do not adequately protect our intellectual property, our ability to compete could be impaired ; our long - term travel business success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our travel business is susceptible to risks associated with international operations ; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Alternative Lodging Rentals , Internet and e - commerce industries which could harm our operating results ; risks associated with the operations of, the business of, and the regulation of, Longroot and IFEB (assuming the IFEB acquisition is closed) ; the Axion lawsuits, the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors ; our potential inability to adapt to changes in technology, which could harm our business ; the volatility of our stock price ; risks associated with the integration of the operations of HotPlay Enterprise Limited, which acquisition we recently competed ; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs ; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all . More information about the risks and uncertainties faced by the Company are detailed from time to time in the Company’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, under the headings “Risk Factors” . These reports are available at www . sec . gov . Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements . Investors are cautioned that any forward - looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected . The forward - looking statements in this press release are made only as of the date hereof . The Company takes no obligation to update or correct its own forward - looking presentations and statements , except as required by law, or those prepared by third parties that are not paid for by the Company . If we update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements . Disclosures & Important Cautions Regarding Forward - Looking Statements, Part 1 of 2 2 © Copyright 2019 - 2021 NextPlay Technologies, Inc. All Rights Reserved. A Product of CMA. 072121f

The Next Global Technology Play Nasdaq: NXTP Non - GAAP Financial Measures EBITDA and Adjusted EBITDA, which are disclosed below, are “non - GAAP financial measures” and are presented as a supplemental measure of the Company’s performance . EBITDA and Adjusted EBITDA are not presented in accordance with accounting principles generally accepted in the United States, or GAAP . For more information on these non - GAAP financial measures, and a reconciliation of such non - GAAP financial measures to GAAP, please see the section titled “Use of Non - GAAP Financial Measures and Reconciliation of EBITDA and Adjusted EBITDA to GAAP” included at the end of this presentation . Disclaimer Regarding Fiscal Year 2022 Financial Targets The financial targets (the “Targets”) included herein were prepared by NextPlay in good faith using information believed to be reasonable, all of which is subject to change . The Targets are based on numerous assumptions, including realization of the operating strategy of NextPlay ; industry performance ; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles ; general business and economic conditions ; economic, competitive, and general business conditions prevailing at the time the Targets were developed ; retention of key management and other key employees ; absence of material contingent or unliquidated litigation, indemnity, or other claims ; and other matters, many of which will be beyond the control of NextPlay . Any future changes in these conditions, may materially impact the ability of NextPlay to achieve the financial results set forth in the Targets . Additionally, to the extent that the assumptions inherent in the Targets are based upon future business decisions and objectives, they are subject to change . Although the Targets are presented with numerical specificity and are based on reasonable expectations developed by NextPlay’s management or advisors, the assumptions and estimates underlying the Targets are subject to significant business, economic, and competitive uncertainties and contingencies . Accordingly, the Targets are only estimates and are necessarily speculative in nature . It is expected that some or all of the assumptions in the Targets will not be realized and that actual results will vary from the Targets . Such variations may be material and may increase over time . In light of the foregoing, readers are cautioned not to place undue reliance on the Targets . The projected financial information contained herein should not be regarded as a representation or warranty by NextPlay, its management, advisors, or any other person that the Targets can or will be achieved . NextPlay cautions that the Targets are speculative in nature and based upon subjective decisions and assumptions . As a result, the Targets should not be relied on as necessarily predictive of actual future events . Such Targets have been prepared by NextPlay’s management and no accountants or independent registered accounting firms have audited, examined, compiled or performed any procedures with respect to any of the Targets . The Targets were not prepared in accordance with standards for Targets promulgated by the American Institute of Certified Public Accountants or with a view toward compliance with published guidelines of the Securities and Exchange Commission (“SEC”) . Instead, the Targets were prepared internally by management and their advisers and by their nature are not financial statements prepared in accordance with generally accepted accounting principles (GAAP) in the United States of America . Furthermore, the Targets contain non - GAAP measures (including, but not limited to Adjusted EBITDA, which represents adjusted net income before interest, taxes, depreciation and amortization), which are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies and should not be considered in isolation or as a substitute for GAAP measures . The Targets should be read in conjunction with the assumptions and qualifications set forth herein . Disclosures & Important Cautions Regarding Forward - Looking Statements, Part 2 of 2 3 © Copyright 2019 - 2021 NextPlay Technologies, Inc. All Rights Reserved. A Product of CMA. 072121f

Who We Are

NextPlay is a next-generation enterprise, with a digital business ecosystem for advertisers, consumers, video gamers and travelers.

- **Proprietary** AdTech, Multimedia, Artificial Intelligence, Blockchain & Fintech solutions.
- **Global Digital** Ecosystem connects digital advertisers to consumers, video gamers and travelers worldwide.
- Access to **~50 million users** across Connected TV, PCs, and mobile devices.

NextPlay

NASDAQ: NXTP

OPERATING UNITS

zappware
Reinhardt Interactive TV

HOTPLAY

LONGROOT

ifeb

NextTrip

4

5 Reaching Consumers, Video Gamers & Travelers on Connected TV, PC, Laptop & Mobile TRAVEL FINTECH INTERACTIVE DIGITAL MEDIA Alternative Lodging B2B Travel Booking Engine Business Travel Management Solution B2C Travel & Cruise Bookings Cryptocurrency Bank International Digital Bank • Cross Pollination of Our Technology, Product & Service Offerings • Accomplished Industry - Specific Management Leading Each Vertical Our Customers: eCommerce & Traditional — Brands, Retailers, Advertisers, Agencies , Travel Companies, Publishers Reinhardt Interactive TV Digital Platform Foundation & Vision Multi - Screen Entertainment Service Provider (ESP): Connected TV, PC, Mobile In - Game Advertising (IGA), Couponing Platform & Game Development

NextPlay Addresses Large & Fast-Growing Global Markets

INTERACTIVE DIGITAL MEDIA

Market Drivers

- Rise in demand for OTT services and gaming during lockdown.
- Surge in demand for live streaming channels.



$1,039B
29.4% CAGR
$122B
2020
2027

Source: Allied Market Research Over-the-top (OTT) Market Outlook Oct 2020

FINTECH

Market Drivers

- Demand for reduced complexity of banking process.
- Proliferation of mobile banking apps.



$12T
$8T
6% CAGR
2019
2026

Source: Global Market Insights Oct 2020

TRAVEL

Market Drivers

- Proliferation of mobile usage/ mobile travel apps.
- Increasing population and consumer spending.



$909B
$539B
13.9% CAGR
2021
2025

Source: Statista Mobility Markets Travel & Tourism April 2021

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 6

INTERACTIVE DIGITAL MEDIA 7

INTERACTIVE DIGITAL MEDIA



HOTPLAY

- **HotPlay is a next generation** in-game advertising solution.
- **Harmonizes engagement** between businesses and video gamers.
- **Drives online traffic to offline stores** through coupon redemption.
- **Monetizes additional revenue streams** for game developers without compromising integrity of game.
- **Conversion funnel tracking tools** that help brands & agencies better understand their target audiences.

100% NextPlay Ownership

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 8

INTERACTIVE DIGITAL MEDIA

HOTPLAY In-Game Advertising Solution

The Game Developer's Problem

Most games are **under monetized** on a per-user basis.

Many online games are *"free-to-play"* and **monetize <5%** of their gamers.

In-Game Advertising (IGA) appears to be a solution.

However, it has been difficult to implement without spiking user animosity.


YOUR AD HERE
YOUR AD HERE
YOUR AD HERE

Conventional IGA consists of:

- **Frustrating** game interruptions
- **Bothersome** banner ads popping up
- **Distracting** digital billboards appearing randomly and incongruently

..all contributing to gamer displeasure and drop off.

The HotPlay Solution

Just like motion picture & TV advertising uses product placements with the story line, HotPlay's IGA is **seamlessly** woven into the game.

Makes ads and branding messages **part of the player's experience.**

Enables **highly-targeted ads** and **engaging valuable coupons.**

Encourages **positive brand recognition,** player experience and **gamer retention.**

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 9

The Next Global Technology Play Nasdaq: NXTP Banner & Logo Ads Coupon Ads Interactive Ads Ad Types Digital Out - Of - Home (DOOH) ads are seamlessly integrated with in - game objects. Exclusive coupon ads give gamers real - world rewards while increasing the conversion rate for brands and agencies. Interactive ads enhance the gaming experience and increase positive brand association. 10 INTERACTIVE DIGITAL MEDIA

INTERACTIVE DIGITAL MEDIA

HOTPLAY 'Sticky' In-Game Advertising Solution

HotPlay's in-Game Advertising Ecosystem, with Trackable Results Throughout Entire Process

01 HotPlay integrates Advertiser's offering in-Game seamlessly without change to game integrity

02 Gamer completes in-game tasks to collect Tokens

03 Tokens converted into discount e-Coupons

04 Gamer can purchase items at store with e-Coupons, receives game credits as QR code on receipt or electronically


HOTPLAY

05 Gamer returns to game with game credits for making in-game purchases of game features

Advertisers

Retailers
Consumer Brands
Travel Companies
Publishers
Restaurants

Consumers

Active & Casual
Game Players
PC
Laptop
Mobile Device

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 11

INTERACTIVE DIGITAL MEDIA

zappware

Reinhardt Interactive TV

- **20-year established, profitable** entertainment service provider (ESP) with award-winning middleware solutions.
- Enables service providers to **turn viewers into consumers.**
- **Personalized multi-screen TV viewing experience** across Connected TV, set top box, PC/laptop & mobile devices.
- **Backoffice operator tools** enable content providers to optimize monetization of engaged viewers.
- Delivering Digital TV solutions and user interface to **millions of devices** across EMEA, LATAM, and APAC.
- **~50 million** broadband & mobile customers, with consolidation opportunities to **scale to >300M users.**

NextPlay Acquired 51% equity stake in Zappware through Reinhardt Digital TV partnership on **April 6, 2021.**


androidtv
tvOS
iOS
iPadOS
Samsung SMART TV
LG Smart TV
A Star is Born
Windows 10
Mac OS
VideoTech Innovation Awards 2020
CSI Awards 2020 Winner
Content Innovation Awards 2018 Digital TV TBI
Gold

NextPlay The Next Global Technology Play Nasdaq: NXTP 12

FINTECH 13

The Next Global Technology Play Nasdaq: NXTP o I nitial Coin Offering (ICO) portal operator o Focused on creating regulated cryptocurrencies used for wholesale travel, real estate and hotels, gaming assets, insurance and digital advertising. o Provides fully regulated and licensed digital assets financing and investment services for digital assets. o Licensed by the Thai Securities & Exchange Commission. o Authorized & regulated under global - leading Thai Digital Asset Business La w. 14 75% in - direct ownership DIGITAL FINANCE

DIGITAL FINANCE

INTERNATIONAL FINANCIAL ENTERPRISE BANK ifeb

Fintech Solutions for the Global Citizen

- IFEB **online & mobile banking services** provide customers convenience and easy access to accounts anytime, anywhere in the world.
- Supports NextPlay ecosystem by providing **access to merchant services solutions (e.g., future NextTrip credit card)** for our gaming, in-game advertising and travel verticals.
- Also supports plans to expand Longroot's capabilities to potentially include:
  - Access to cryptocurrency exchanges
  - Digital wallet, mobile payments and banking

..thereby creating a **diversified Fintech Solutions** company.

April 7, 2021, NextPlay agreed to purchase ~57.6% IFEB and prefunded $6.4 million purchase. On June 14, 2021, received OCIF (Bank Regulator) approval to close initial purchase and acquire remaining ownership. Expected to close on remaining ownership in mid 2H-FY22, subject to customary closing terms, which would result in 100% ownership of IFEB by NextPlay.

IFEB Current Financial Services

- Concierge Banking
- Mobile Banking (IFEB Mobile on Apple App Store & Google Play)
- Deposit
- Loan Products
- Escrow

IFEB is licensed as an Act 273-2012 international financial entity, incorporated in Puerto Rico.

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 15

TRAVEL 16

The Next Global Technology Play Nasdaq: NXTP Travel brand that connects people to new places and discoveries. Innovative booking solutions for business and leisure travel. Access to instantly search, and confirm for booking, approx. 3.4 million vacation rental units within the company's proprietary platform 17 “Architects of the Extraordinary” An Innovative Travel Technology Company 100% NextPlay Ownership TRAVEL

TRAVEL

NextTrip Operating Divisions

NextTrip Business

Corporate travel management solution for small- and medium-sized businesses.

Allows companies to manage travel expenses, book travel, process expense reports, and provide access to concierge like travel support services.

NextTrip Journeys

Multi-faceted leisure travel brand providing extraordinary service through an online travel agency portal.

Personal Journey Consultants book and manage cruises, tours, and vacation packages with concierge like services.

NextTrip Solutions

Property Management System and Booking Engine **Technology Solutions for the Alternative Lodging Industry**.

~3.4 million instantly confirmed vacation rentals in booking engine.

Booking Engine powers **NextTrip Business** and **NextTrip Journeys** vacation home rentals booking.


NextTrip
Journeys

YOUR PERSONAL JOURNEYS CONSULTANT IS STANDING BY...

WHERE TO NEXT?

18

FINANCIAL OVERVIEW & MANAGEMENT 19

The Next Global Technology Play Nasdaq: NXTP Reinhardt Interactive TV NextPlay Key Stats (Nasdaq : NXTP) Stock Price (7 /14/21 ) $2.20 52 Week Low - High $1.85 - $4.99 Avg. Vol. (3 - mo.) 269,328 Shares Outstanding 1 87.1M Public Free Float DTC (est.) 19% Insider & Affiliate Holdings (est.) 68% Restricted shares* 13% Market Cap $191.6M Corporate Service Providers Auditor TPS THAYER, LLC Legal Counsel David Loev - Loev Law Firm, PC Transfer Agent Colonial Stock Transfer Co, Inc. 20 1) Total shares outstanding as of July 14, 2021 2) Estimates as of June 30, 2021 – Reflects HotPlay closing and balance sheet contributions including the $15 million debt forgiveness effective at the HotPlay merger closing * Does not include Insider & Affiliate Restricted Holdings Sources: Company’s Q1 filing for period ending May. 31, 2021, Nasdaq.com, Yahoo! Finance, and company estimates Cash @5/31/2021 $7.5M Total Assets @6/30/2021 2 $90.4 M Total Debt @6/30/2021 2 $10.9M Total Liabilities @6/30/2021 2 $15.4M Fiscal Year End Feb. 28 Full - time Employees 240 FINANCIAL OVERVIEW

FINANCIAL OVERVIEW

Financial Results & Targets

ANNUAL REVENUE & ADJUSTED EBITDA[1]

FY2021 Actual & FY2022 Targets (Fiscal Years Ending Feb. 28)


Revenue
Adj. EBITDA
$87.1M
$10.3M
$0.05M
-$9.1M
FY2021
FY2022 TARGETS
COVID-19 Pandemic Impact on Travel
Assumes Benefits of Currently Announced Acquisitions Closed in FY22[2]

SEGMENT REVENUE CONTRIBUTION

FY2022 Outlook/Estimate


NextTrip
TRAVEL
ifeb
FINTECH
LONGROOT
HOTPLAY
INTERACTIVE DIGITAL MEDIA
zappware
Reinhardt Interactive TV

1) See Appendix for description and explanation of the non-GAAP term, Adjusted EBITDA, and its reconciliation to GAAP.
2) Assumes closing of remainder (i.e., 100%) of IFEB bank in mid 2H-FY2022

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 21

NextPlay Technologies Global Presence


Zurich - Zappware (Reinhardt Interactive TV) Head Office
Ft. Lauderdale – Travel Head Office
Puerto Rico – IFEB Head office
Bangkok -
HotPlay & Longroot Head Office

Global Operational Centers: 4

Employees Worldwide: ~240

Global OTT Subscribers & User reach: 50M+

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 22

The Next Global Technology Play Nasdaq: NXTP Senior Leadership 23 Bill Kerby Co - CEO and Director Nithinan (Jessie) Boonyawattanapisut Co - CEO and Director Kent Taepakdee CFO, VP of Finance, Treasurer & Secretary Mark Vange Chief Technology Officer Tim Sikora Chief Information Officer 20+ years of experience in the Travel & Media Industries and 10 years of experience in financial industry. Founder of TravelByUs (1990s), NASDAQ company that completed 21 travel sector acquisitions. Founder of Leisure Canada with 210 Agencies, International tour operations in Great Britain, France, South Africa, and the South Pacific, Travel Magazines and a Cuban Hotel Development. Owned and operated Master Franchise for Thrifty Car Rental – B.C., Canada. BA in Business/Managerial Economics, York University. Serial entrepreneur with 16+ years of extensive management experience, specialized in tech startups and video games business. Co - founded and served as Managing Director of HotPlay . Co - founder and Managing Director of Axion Games, online video and gaming company. Former CEO of True Axion Interactive, a game studio formed via JV with True Corporation. Founded HotNow , hyper local promotion discovery platform. Co - founded Red Anchor Trading Corp. BA in Business Administration in International Business from Mahidol University. 25 years of Accounting and Finance experience. Served as the Controller of INCEPTRA LLC and JTH Holdings LLC. Previously Senior Accountant for Office Depot’s international headquarters in Florida. Senior Accountant – Financial Reporting and Analysis, with Vanguard Car Rental USA Inc. (Alamo and National Car Rental). Former CFO at the Bangkok Naval Base from 1986 to 1996. Received BBA in Accounting (First Class Honors / Valedictorian), from Krirk University; MBA (with a specialization in Finance), from Ramkhamhaeng University. 30 years of experience as a technologist and entrepreneur. CEO & Founder at Token IQ. Founded Mobile Postproduction and Visionary Design Systems. Founded Fighter Base Publishing, developer of Fighter Base video game. Co - founded Co Tech Round, provides specialty development services to publishers. Former CTO at Electronic Arts (NYSE: EA), a multi - billion gaming platform. 100+ patents for technologies that defined industries such as 3D gaming. Advisor to several private and public companies, and investment funds. 23+ years of experience in information technology and travel industry. Served as sales director, North America Sales at The Boeing Company. Managed and lead the expansion of IT services for Peak 10, a cloud services provider, and Ciber, an IT infrastructure services provider. Former director of IT End User Services at US Airways. Served as VP of Airline Operations & CIO at Caribbean Sun Airlines Holdings, and at DHL Airways and Midwest Express Airlines. BA Aviation Management and MA Organizational Leadership (GPA 4.0) from Embry - Riddle Aeronautical University.

The Next Global Technology Play Nasdaq: NXTP Board of Directors (In Addition to Directors Bill Kerby and Nithinan Boonyawattanapisut ) 24 Donald Monaco Co - Chairman Todd Bonner Co - Chairman Komson Kaewkham Director Stacey Riddell Director Yoshihiro Obata Director Carmen Diges Director Athid Nanthawaroon Director 28+ years as an International information technology and business management consultant. Partner & Senior Executive with Accenture. Governor appointed member of Minneapolis Metropolitan Airports Commission. Serves as Director at Enderby Entertainment and past Director at Republic Bank. BA & MS Computer Science Engineering, Northwestern University. Investment analyst at Alex. Brown & Sons. Founded Pacific Century Insurance with Richard Li. Co - founded & was executive director of Pacific Century Group Tele - communications Limited which acquired Hong Kong Telecom with 24,000 employees. Co - founded NorthStar Pacific Partners which became a $2 billion fund. Co - founder & director at Axion Games Ltd. (formerly Epic Games, China) BA in Biology and Biomedical Sciences, Stanford University. Legal Counsel and SVP of DTGO Corp. Specialized in legal matters related to real estate project development. Risk management and compliance of DTP Global REITs Management. Litigator at Blumenthal Ritcher & Sumet as well as Siam. Assumption University. Master of Law Program in Business Law. Advisor and Consultant to investment firms. Co - founded PEAK6 Asset Management. Principal at Geneva Investment Management of Chicago. Principal at William Blair & Company. Northwestern University. MBA in Finance and Marketing. Certified Financial Analyst and member of Chicago Society of Securities Analysts. 30+ years of experience with technology companies as a founder, software engineer, board member and senior executive. Founding member and CTO of eAccess , which was acquired by Softbank. CEO and president of BizMobile . A senior attorney, corporate and government advisor, and international entrepreneur. 20+ years’ experience across various public and private sectors. Serves as principal at REVlaw , as well as general counsel & secretary at McEwen Mining, an NYSE - listed company. Director of legal affairs at Echelon Wealth Partners, a wealth management & capital markets advisory firm. . 15+ years ' experience in investment strategy and fundraising. Co - founded HotPlay . Director & CEO of Tree Roots Entertainment Group. SVP, Corporate Finance at DTGO Corp. Thammasat University. Master’s Degree in Commerce and Accountancy in Real Estate

The Next Global Technology Play Nasdaq: NXTP Building Out the NextPlay Team 25 Ian Sharpe VP Platform Partnerships Andrew Greaves Senior VP Loic Argelies Head of Studio Chris Barnett CTO HotPlay Tom Lai Senior UX Designer Satish Atla VP Technology - Longroot 25 years’ experience building businesses and driving ROI at the forefront of screen - based entertainment and technology. CEO and founder of Promethean TV, a BaM - winning platform that transforms video into a conduit for commerce, licensed by major Telco for their Southeast Asian digital transformation and expansion. Former CEO of global streaming platform Azubu , delivering premium live and on demand eSports programming, news and analysis from offices in Los Angeles and Seoul. Former VP at Virgin Gaming and senior producer at EA SPORTS and Atari, focused on delivering new business models and IP. Former TV producer for IMG/TWI, and a pioneer of new content formats for Gamer.tv and Network of the World. 15 years of experience in management, operations, project and program management. Previously COO at Promethean TV specializing in live streaming over the internet, with a reputation for developing and delivering solutions on time and within budget. Earlier served as GM of Criterion Software and director at EA Studio Program, with deep expertise in live streaming, website and online systems design and integration, technical product management, operations, project and program management. Successfully rolled out easportsfootball.com, VirginGaming.com and Azubu.tv globally. Veteran of the Game Industry with 20 years of award - winning digital products across multiple platforms and devices, including a decade of experience at EA SPORTS. Broad expertise in small and large - scale product execution, supported by formal computer science background and flexibility. Business/product vision & execution specialist - eSports, live & video streaming, gaming focus with experience on all platforms, from inception to market launch and global operations. M.A. in Fundamental Computer Science with years of hands - on leadership advancing large - scale, innovative productions. Technology executive, entrepreneur, consultant, software architect, application designer, and integrations expert working inside and out of the video and digital games industry. 18 years’ experience as a software professional spanning a broad range of technologies, businesses, and industries, from embedded software to highly scalable online systems. Former director of Technology at GameSpy and director of Product Engineering at Azubu. An accomplished software architect, application designer and integrations expert for games that include such as Grand Theft Auto, Battlefield and Command & Conquer. Talented UI / UX / Graphics designer with 10+ years experience designing digital products and web applications in digital media industry for video games, live/video streaming, and video monetization platforms. Most recently, served as senior UX designer at Promethean TV. Experienced leading design projects from initial direction to complete, well documented, implementation - ready, designs. Strong affinity with technical design and understanding of how things work behind the scenes, while adjusting UI / UX designs to address technical challenges and expedite development process. 20+ years of experience in Software industry. Technology visionary and strategist bringing small business ideas to life. Former CTO of Sendus Incentives that modernized rebate and incentive processing by building a highly available, scalable and secure cloud - based solution to process and pay customers. Founder and CEO at IS Solutions. Lead cross - functional team in planning, marketing, design, development and risk management. Influenced multiple Fortune 500 companies with customer - centric mindset. Directed global teams in cloud - based technologies, cybersecurity, Design Patterns, Web and mobile applications development. Double masters' degrees in Computer Science and Business Administration.

NEXTPLAY GROWTH DRIVERS 26

Future Growth Drivers / Growth Initiatives

Integrate & cross pollinate Zappware's Multi-Screen Entertainment Service and HotPlay's In-Game Advertising (IGA).

Grow gaming assets via in-house development & strategic acquisition.

Integrate Zappware capabilities with NextTrip to take advantage of rapid, massive return to travel Post-pandemic.

Integrate banking, payment & digital currency solutions throughout the NextPlay digital ecosystem.

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 27

NextPlay Ecosystem with Full Cross Pollination


HOTPLAY
Hyper Local Ads
Couponing
HOTPLAY
Gaming Content &
Partners
zappware
Reinhardt Interactive TV
Digital Ecosystem
50M+ Users
Delivery across all devices: SmartTV, PC, Laptop, Tablet, SmartPhone
NextTrip
Travel Offerings
ifeb*
LONGROOT
Digital Finance & Banking

NextPlay The Next Global Technology Play Nasdaq: NXTP 28

HotPlay & Zappware Integration

zappware

Reinhardt Interactive TV

HOTPLAY

- Integration of **HotPlay's advertising platform with Zappware's entertainment service provider (ESP) eco-system** enables Zappware to deliver more relevant, better monetizing ads and coupons expected to enable millions of consumers.
- **For HotPlay, Zappware provides a low-cost and timely entry into a new distribution channel** expected to provide large geographic areas and servicing a vast user base, enabling HotPlay to accelerate its global expansion.
- **To drive broader and faster adoption of HotPlay IGA** by advertisers given access to more users across all devices.
- Zappware and HotPlay plan to create a new **gaming ecosystem,** where players can seamlessly transition from mobile to TV and back.
- The ecosystem will increase customer engagement on the platform, creating opportunities to generate greater ad revenue and "gamer stickiness."
- HotPlay/ Zappware ecosystem could expand to represent more that **300+ million mobile subscribers.**

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 29

Growing Gaming Assets



- **HotPlay owns** gaming IPs Evergleam Hill and Evergreen Forest.
- **Relationships with developers and publishers** that included GoGame, Atari, Trajectory, MakeItGames, and Fighter Base Publishing.
- **16 mini-video games at various stages of development,** with expected initial deliveries Summer 2021.
- **33% Equity stake in Axion Ventures**, an independent AAA game development studio, and control ~US$7.8 million in debt owed by Axion to NextPlay.
- **Actively seeking** to build further relationships and partnerships with game developer studios.

NextPlay *The Next Global Technology Play* *Nasdaq: NXTP* 30

The Next Global Technology Play Nasdaq: NXTP “A significant number (37.5%) of Gen Z’ers would only choose a digital or online bank … “Thanks largely in part to better UX , state - of - the - art security, and always - on availability, digital banking has taken a surprising hold on the collective Gen Z psyche. “Whether this is a byproduct of the contactless movement accelerated by COVID - 19 or an indication of where the market was already heading, the end result will be the same: Gen Z expects the option for an entirely digital bank .” “~60% of those surveyed are more likely to consider a travel brand advertised on ConnectedTV than on traditional TV. “~74% of respondents said digital video ads have allowed them to learn about travel opportunities they probably would not have known about otherwise.” “ According to Samsung’s internal research data, the number of users in the U.S. with gaming devices connected to their QLED SmartTV nearly doubled to 35% in March of 2021 vs. March 2020 .” Connected TV Has Heralded a New Golden Age of Gaming The HotPlay / Zappware Ecosystem is Where Consumer Interest & Buying Power is Headed Sources: eSports to Family Game Nights, We’re Entering the Golden Age of Gaming , April 30, 2021 Gen Z is defining digital banking. FinTech is listening , April 19, 2021 The Great Escape: CTV is Your Ticket to Travel Decision - Makers , April 27, 2021 31

Zappware & HotPlay Cross Pollination – Key Market Drivers

- As viewers explore the many functionalities of Connected TV (CTV), they are also **discovering a new CTV gaming universe.**
- Unlike playing video games on Nintendo, Xbox, and other consoles that represent the high end of gaming on TV, CTV gaming is like an extended form of mobile gaming that is easier and more fun.[1]
- Roku, one of the world's most popular CTV platforms, published 64 gaming apps in its app store in 2020. This was double over previous years.[2]


AdTech
HOTPLAY
Gaming Content & Partners
zappware
Reinhardt Interactive TV
50M+ Users on Zappware Digital Ecosystem
Delivered Across SmartTV, PC, Laptop, Tablet & SmartPhone

214M
U.S. Gamers.
75% of Households
77% are Adults[1]

65%
of gamers regularly play with others[1]

28%
Increase in first-time gamers in 2020[1]

1) Entertainment Software Association (ESA) published 4-20-21
2) Crunchbase: the Emergence of CTV Gaming, May 2021

NextPlay The Next Global Technology Play Nasdaq: NXTP
32

The Next Global Technology Play Nasdaq: NXTP Travel Returns Post - Pandemic – Powered by Connected TV (CTV) How NextPlay Ecosystem with Zappware CTV Facilitates Travel eCommerce • Recent survey found that 84% of Americans are optimistic to travel in 2021. About the same are already planning their adventure. 1 • Where to go? What activities? How to travel: Plane, Train, Cruise, Automobile? Where to stay? Planning travel is often the most difficult part of the process. • Same survey revealed 56% appreciate and find CTV messaging valuable and actionable in identifying travel opportunities. • NextPlay's digital ecosystems enable travelers to access CTV offerings : 75% of survey respondents planning to take at least two additional planning actions based on CTV content they had viewed. 1 • CTV intelligence from NextPlay delivers possibilities along with a sense of excitement and wonder that so many global consumers are craving. • As more information flows across CTV, NextPlay's connected ecosystem with 50M+ users creates an enormous potential revenue channel. • Return of travel globally positions NextPlay to fully leverage its premier digital connected platform. 1) Survey source: Lucid survey of 900 U.S. TV viewers conducted for Magnite , March 2021. 84% of CTV viewers optimistic about travel in 2021 1 56% say CTV messaging valuable & actionable in identifying travel opportunities 1 83% planning trips for summer & fall 2021 1 59% more likely to consider a travel brand advertised on CTV vs. traditional TV 1 74% say CTV ads introduce travel ideas they would not have otherwise known 1 65% of those who saw a CTV travel ad visited the advertiser’s website. 1 33

The Next Global Technology Play Nasdaq: NXTP Expand global reach as to become a leading technology innovation company , with global platforms for marketing, gaming, travel & digital banking/fintech. Our Mission ▪ Innovative technology is our core competency. ▪ Successful organization monetizing products and brands in the new Digital World. ▪ Operational synergies and expert leadership across technology, media, and financial operating segments. ▪ Positioned for accelerating growth - rebounding travel market combined with existing high growth in Gaming, AdTech and ICOs . ▪ Strong growth outlook. Key Factors ▪ Leverage expertise in gaming , Digital TV, travel & digital banking to drive industry innovation . ▪ Expand global footprint . ▪ Further enhance shareholder value through platform integration and cross pollination, organic growth and strategic acquisition. Objectives Key Takeaways 34

The Next Global Technology Play Nasdaq: NXTP 1560 Sawgrass Corporate Parkway, Suite 130 Sunrise, Florida 33323 USA Main 954.888.9779 www.nextplaytechnologies.com Contact Us Richard Marshall Director of Corporate Development richard.marshall@nextplaytechnologies.com Main 954.888.9779 nextplaytechnologies.com 35

The Next Global Technology Play Nasdaq: NXTP Appendix 36

The Next Global Technology Play Nasdaq: NXTP Use of Non - GAAP Financial Measures and Reconciliation of Adjusted EBITDA to GAAP Management believes that the use of adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, is helpful for an investor to assess the performance of the company . The company defines adjusted EBITDA as income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, acquisition expense, financing costs and stock - based compensation expense, valuation loss on investment in unconsolidated affiliates, and impairment of Intangible assets . Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States, or GAAP . Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non - cash operating expenses, management believes that providing a non - GAAP financial measure that excludes non - cash and non - recurring expenses allows for meaningful comparisons between the Company’s core business operating results and those of other companies, as well as providing the company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time . The Company’s adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in the company’s industry may calculate non - GAAP financial results differently, particularly related to non - recurring and unusual items . The Company’s adjusted EBITDA is not a measurement of financial performance under GAAP, and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP . Management does not consider adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results . The Company’s adjusted EBITDA target for FY 2022 would be too difficult to provide a reconciliation to GAAP at this time . These measurements have not been audited, are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance . EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period . EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP . Some of these limitations are : (a) EBITDA and Adjusted EBITDA do not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments ; (b) EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs ; (c) EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments ; (d) although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements ; and (e) other companies in this industry may calculate EBITDA and Adjusted EBITDA differently than NextPlay does, limiting its usefulness as a comparative measure . The Company’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items . 37 Reconciliation of Adjusted EBITDA to GAAP Fiscal Year Ended February 28, 2021 Net income (loss) attributable to common stockholders $ (16,504,039) Interest expense (392,749) Depreciation and Amortization 506,995 Stock - based compensation expense 633,713 Impairment of Intangible Assets (2,070,000) Valuation gain/(loss), net (5,851,149) Realized gain/(loss) on sale of unconsolidated affiliates (551,763) Other Income/(Expense) 326,256 Non - Controlling Interest in consolidated affiliates 4,617 Adjusted EBITDA $(9,109,958)